Exhibit 10.3
                                                               Execution Version

                               SECURITY AGREEMENT

     As of the 26th day of July, 2007, in consideration of the execution and delivery of that certain Revolving Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), and KEYBANK NATIONAL ASSOCIATION, as administrative agent (the "Agent") for the benefit of the Banks, pursuant to which the Banks have agreed, severally and not jointly, to make Loans (as defined in the Credit Agreement) to the Borrower, the Borrower hereby unconditionally grants and assigns to the Agent, for the Agent and for the ratable benefit of the Banks, a continuing security interest and lien (hereinafter referred to as the "Security Interest") in, on and to all of the Borrower's property and assets of whatever type or description (except for the Excluded Mortgage Loan Collateral, as that term is defined herein), and all additions thereto and replacements thereof, and all other property whether now owned or hereafter created, acquired or reacquired by the Borrower, wherever located, including, without limitation:

Accounts

     All accounts, deposit accounts, letter of credit rights (whether or not the letter of credit is evidenced by a writing) and other rights to payment of money for property sold or leased or for services rendered, related or arising from the Mortgage Loans, expressly including, without limitation, all agreements with and sums due from Mortgage Loan Obligors (as defined in the Credit Agreement), and all books and records recording, evidencing or relating to such rights or any part thereof (collectively, the "Accounts");

Contracts

     All (i) contracts and agreements for the purchase of interests in real and personal property, (ii) management contracts and agreements, including without limitation the Management Agreement, (iii) security agreements, guarantees and other agreements evidencing, securing or otherwise relating to the Accounts or other rights to receive payment, and (iv) other agreements to which the Borrower is a party, whether now existing or hereafter arising (collectively, the "Contracts");

General Intangibles

     All other general intangibles (as such term is defined in the Uniform Commercial Code) and contract rights including personal property not included above, related to or arising from the Mortgage Loans, including, without limitation, (i) customer and supplier lists, books and records, computer programs and other intellectual property rights, insurance policies, tax refunds, (ii) all goodwill, trademarks, trademark applications, trade names, trade secrets, patents, copyrights, service marks, formulas, industrial designs, information contained on computer disks or tapes, software, other intellectual property or rights therein, whether under license or otherwise, all rights to receive payment on property upon or in connection with any transfer of any license, and (iii) all payment intangibles (collectively, the "Intangibles");

Miscellaneous Items

     All inventory, equipment fixtures and other goods, chattel paper (whether tangible or electronic), documents, instruments (including promissory notes), supplies, choses in action, commercial tort claims, (including, without limitation, payments received with respect to termination, arbitration or litigation under any Contract), money, cash, cash equivalents, or other assets of the Borrower (that come into the possession, custody, or control of the Agent or any Bank), deposits, certificates of deposit, stock or share certificates, certificated and uncertificated securities and all other investment property, supporting obligations (as such term is defined in the Uniform Commercial Code), URL's, domain names and licenses, and all other property and assets of whatever type or description not included above related to the acquisition, sale or maintenance of the Mortgage Loans (collectively, the "Miscellaneous Items"); and

Proceeds

     All proceeds, whether tangible or intangible, of any of the above, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property, any rebates or refunds, whether for taxes or otherwise, and together with all proceeds of any such proceeds (collectively, the "Proceeds").

     The Accounts, Contracts, Intangibles, Miscellaneous Items, and Proceeds, as described above, are hereinafter collectively referred to as the "Collateral."

     This Security Agreement (this "Agreement") and the Security Interest secure payment and performance of all Obligations of the Borrower to the Agent, the Banks, or any of them, under this Agreement, the Credit Agreement, and every other Loan Document and any extensions, renewals or amendments thereto, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with all other now existing or hereafter arising Obligations, as such term is defined in the Credit Agreement.

     1. Defined Terms

     (a) Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement to the extent not otherwise defined or limited herein. To the extent not inconsistent with this Agreement, the rules of construction and interpretation set forth in the Credit Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

     (b) "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of Georgia and, as required to enforce this Agreement, any other applicable jurisdiction in which the Collateral is located. "Excluded Mortgage Loan Collateral" means any and all collateral securing any Excluded Mortgage Loans.

     (c) All terms used to define or describe types of Collateral and rights therein shall have the meanings set forth in the Uniform Commercial Code to the extent not inconsistent with this Agreement.

     (d) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph and section references shall refer to the corresponding paragraphs and sections in this Agreement unless otherwise specified.

     (e) No reference to "proceeds" herein shall be deemed to authorize any sale, transfer or other disposition of any Collateral.

     2. Uniform Commercial Code Financing Statements. The Borrower hereby irrevocably authorizes the Agent to file such financing statements, continuation statements, amendments and such other documents as the Agent, in its sole judgment, may deem necessary or desirable to protect or perfect the interest of the Agent in the Collateral. Borrower also hereby irrevocably appoints the Agent as the Borrower's attorney-in-fact, with a power of attorney to execute on the Borrower's behalf such Uniform Commercial Code financing statement forms, continuation statements, amendments and other similar instruments as the Agent, in its sole judgment, may from time to time deem necessary or desirable to protect or perfect such interests in the Collateral. Such power of attorney is coupled with an interest and shall be irrevocable. In addition, the Borrower agrees to make, execute, furnish, deliver or cause to be done, furnished, executed and delivered all such further acts, information, documents and things as the Agent may reasonably require for the purpose of perfecting or protecting the rights of the Agent hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor.

     3. Representations and Warranties. The Borrower represents and warrants to the Banks and the Agent that (a) the Borrower is the owner of the Collateral, free from any right or claim of any Person, except for the Security Interest created by this Agreement and Permitted Liens and (b) the ICA Account (as defined in the Securities Account Control Agreement) is the only such account maintained by Borrower.

     4. Agent's Perfected First Priority Security Interest. The Borrower further represents and warrants that, upon the filing of Uniform Commercial Code financing statements in the jurisdiction(s) set forth on Schedule 1 attached hereto, the Security Interest in the Collateral granted hereunder constitutes and shall constitute at all times a valid first priority security interest, perfected with respect to all Collateral for which the filing of Uniform Commercial Code financing statements is a valid method of perfection. The Borrower shall take or cause to be taken such acts and actions as shall be reasonably necessary or appropriate to assure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, Liens or claims of any other Person, and that the Collateral shall not otherwise be or become subject to any lien, except for Permitted Liens.

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     5. Location of Collateral and Records.  The Borrower further represents and warrants that all records concerning the Collateral are now kept at the chief executive office of the Borrower or are maintained by the Collateral Agent pursuant to the Collateral Agency Agreement, which is at the address set forth on Schedule 2. The Borrower covenants and agrees that: (a) without providing at least thirty (30) days prior written notice to the Agent, the Borrower will not keep any of such records at any other address or change its name, chief
executive  office,  place  of  business,   mailing  address,  or  organizational
identification number. Borrower shall provide written notice to the Agent at least thirty (30) days in advance of any change in the location where it keeps any of the Collateral. The Borrower represents and warrants that all names and addresses under and at which it has owned the Collateral for the five (5) year period prior to the date hereof are listed on Schedule 2 attached hereto.

     6. Perfection. The Borrower shall at any time, and from time to time, take such steps as the Agent may determine in its sole judgment to be necessary for the Agent (1) to obtain an acknowledgment, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent and that the bailee agrees to comply, without consent or notice to the Borrower with the Agent's instructions, (2) to obtain "control" of any investment property, deposit accounts, letter of credit rights or electronic chattel paper in accordance with Article 9 of the Uniform Commercial Code, with any agreements establishing such control to be in form and substance reasonably satisfactory to the Agent, and (3) otherwise to insure the continued perfection and priority of the Agent's Security Interest in any of the Collateral and of the preservation of its rights therein. In furtherance of the foregoing, the Borrower shall promptly notify the Agent in writing if the Borrower acquires any property or interest which constitutes Collateral or if any Collateral is at any time in the possession of a bailee, and shall endorse, assign and deliver to the Agent or cause the Agent to be the registered holder of, any securities, financial assets or other investment property now owned or hereafter acquired by the Borrower.

     (a) Other Acts as to Any and All Collateral. The Borrower agrees to comply with the covenants and agreements set forth in the Credit Agreement, including such covenants as pertain to the Collateral. In addition, the Borrower agrees, at the request and option of the Agent, to take any and all other actions the Agent may determine in its sole judgment to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent's Security Interest in any and all of the Collateral including, without limitation, (i) causing the Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's Security Interest in such Collateral, (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's Security Interest in such Collateral, and (iii) obtaining governmental and, subject to the provisions of the Credit Agreement, other third party waivers, consents and approvals in form and substance satisfactory to the Agent, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral.

     (b) Savings Clause. Nothing contained in this Section 6 shall be construed to narrow the scope of the Agent's or a Bank's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any other Bank hereunder.

     7. Risk of Loss. Any and all injury to, or loss or destruction of, the Collateral shall be at the Borrower' risk and shall not release the Borrower from its Obligations.


     8. Event of Default. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have, without any other notice or demand upon the Borrower, (a) such rights and remedies as are set forth in the Credit Agreement and herein, (b) all the rights, powers and privileges of a secured party under the Uniform Commercial Code and (c) all other rights and remedies available to the Agent at law or in equity. The Borrower covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in the Credit Agreement at least ten (10) calendar days (unless the Collateral is perishable or threatens to decline speedily in value or is of a type sold on a recognized market) prior to such disposition and specifically such notice shall constitute a reasonable "authentication notification of disposition" within the meaning of Section 9-611 of the Uniform Commercial Code. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right to the appointment of a receiver for the properties and assets of the Borrower, and the Borrower hereby consents to such appointment and hereby waives any objection it may have thereto and the right to have a bond or other security posted by the Agent or any other Person in connection therewith. The Borrower agrees, upon the occurrence and during the continuation of an Event of Default, promptly to take any actions at the Borrower's sole cost and expense that the Agent may request in order to enable the Agent to obtain and enjoy the full rights and benefits granted to the Agent under this Agreement and the other Loan Documents. The Agent shall have the right, in connection with the issuance of any order for relief in a bankruptcy proceeding, to petition the bankruptcy court for the transfer of control or assignment of the Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, foreclosure or other exercise of remedies available to the Agent, all as permitted by applicable law. All amounts realized or collected through the exercise of remedies hereunder shall be applied as provided in the Credit Agreement. Without limiting the generality of the definition of the term "Event of Default" contained in the Credit Agreement, any failure by the Borrower to observe or perform its obligations under this Agreement shall constitute an Event of Default under the Credit Agreement.

     9. Attorney in Fact. The Borrower hereby further irrevocably designates and appoints the Agent as its attorney-in-fact, with power of substitution, with authority, upon and after the occurrence of an Event of Default, to: (a) collect all Accounts, endorse its name on any note, acceptance, check, draft, money order or other evidence of debt or of payment which constitutes a portion of the Collateral and which may come into the possession of the Agent; (b) take such action, execute such documents, and perform such work, as the Agent may deem appropriate in exercise of the rights and remedies granted the Agent herein or in any other Loan Document; (c) compromise and settle or sell, assign or transfer or ask, collect, receive or issue any and all claims possessed by the Borrower which constitute a portion of the Collateral, all in the name of the Borrower; and (d) generally do such other things and acts in the name of the Borrower with respect to the Collateral as are necessary or appropriate to protect or enforce the rights of the Agent hereunder or under any other Loan Document. The powers of attorney granted herein are coupled with an interest and shall be irrevocable. To the extent permitted by law, the Borrower hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done in good faith. The powers conferred on the Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Agent's own gross negligence or willful misconduct, as determined by a final, non-appealable order of a court having jurisdiction over the subject matter. To the extent that the Agent shall incur any costs or pay any expenses in connection with its rights hereunder, including any costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses at the rate set forth in
Section 4.12 of the Credit Agreement.

     10. Remedies Cumulative. The Borrower agrees that the rights of the Agent, the Banks, or any of them, under this Agreement, the Credit Agreement, any other Loan Document or any other contract or agreement now or hereafter in existence between the Agent and the Borrower, shall be cumulative, and that the Agent may from time to time exercise such rights and such remedies as such Person or Persons may have thereunder and under the laws of the United States or any state, as applicable, in the manner and at the time that the Person or Persons in its or their sole discretion desire, subject to the terms of such agreements. The Borrower further expressly agrees that the Agent shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that the Agent, the Banks, or any of them, may have against the Borrower or its property, nor shall the Agent be required to resort to any other collateral or security for the Obligations, prior to any exercise of the Agent's rights against the Borrower and its property hereunder.

     11. Agent's Right to Immediate Possession and Disposition of Collateral. THE BORROWER HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS AROSE OUT OF A "COMMERCIAL TRANSACTION" AS THIS TERM IS DEFINED IN OFFICIAL CODE OF GEORGIA ANNOTATED ss.44-14-260(1) CONCERNING FORECLOSURE OF MORTGAGES ON PERSONALTY, AND AGREES THAT UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO AN IMMEDIATE WRIT OF POSSESSION WITHOUT NOTICE OF HEARING AND KNOWINGLY AND INTELLIGENTLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO ANY NOTICE AND POSTING OF A BOND BY THE AGENT PRIOR TO SEIZURE BY THE AGENT, ITS TRANSFEREES, ASSIGNS OR SUCCESSORS IN INTEREST, OF THE COLLATERAL OR ANY PORTION THEREOF. THIS IS INTENDED BY THE BORROWER AS A "WAIVER" AS THIS TERM IS DEFINED IN OFFICIAL CODE OF GEORGIA ANNOTATED ss.44-14-260(3) RELATING TO FORECLOSURE OF MORTGAGES ON PERSONALTY. The Agent's sole duty with respect to the custody, safe-keeping and physical preservation of the Collateral in its possession, shall be to deal with such Collateral in substantially the same manner as the Agent deals with similar property for its own account. The Agent may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Borrower's chief executive office(s) or at such other locations as the Agent may designate. In addition, the

Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights and remedies hereunder.

     12. Marshalling. The Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and the Borrower hereby irrevocably waives the benefits of all such laws in connection with the enforcement of this Agreement and the other Loan Documents.

     13. No Release or Waiver. No transfer or renewal, extension, assignment or termination of this Agreement or of the Credit Agreement or of any other Loan Document, or additional Loans made by the Banks to the Borrower, or the taking of further security, nor the retaking or re-delivery of the Collateral by the Agent, or any other act of the Agent, shall release the Borrower from, or waive any Obligation, except a release or waiver executed in writing by the Agent in accordance with the Credit Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of all Commitments.

     14. Assignment. The Borrower agrees that this Agreement and the rights hereunder may, in the discretion of the Agent, be assigned in whole or in part in connection with any assignment of the Credit Agreement or the Obligations evidenced thereby. In the event this Agreement or the rights hereunder are so assigned by any of the Banks or the Agent, the terms "Banks," or "Agent," wherever used herein, shall be deemed, as applicable, to refer to and include any such assignee. Except as expressly provided in the Credit Agreement, the Borrower shall not assign its rights in this Agreement.

     15. Successors. This Agreement shall apply to and bind the respective successors and permitted assigns of the Borrower and inure to the benefit of the Agent and the Banks and the successors and permitted assigns of the Agent and the Banks.

     16. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a fashion prescribed in the Credit Agreement.

     17. Governing Law; Entire Agrement. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF GEORGIA. This Agreement, together with the Credit Agreement and all other Loan Documents and all documents and agreements referred to herein and therein, constitute the entire agreement among the Borrower, the Banks and the Agent with respect to the matters addressed herein and may not be modified except by a writing executed by the Agent and delivered to the Borrower.

     18. Severability. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

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     19.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     20. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to the Agent for the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Agent for the benefit of and on behalf of the Banks.

     21. Term of Agreement. This Agreement shall remain in full force and effect until all Obligations have been paid in full.

     22. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement.

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     IN WITNESS  WHEREOF,  the undersigned  parties  hereunto have executed this
Agreement under seal by and through their duly authorized officers, as of the day and year first above written.


                                              BORROWER:

                                              AMERICAN CHURCH MORTGAGE
                                              COMPANY, a Minnesota corporation


                                               By: /s/ Philip J. Myers
                                                    Philip J. Myers
                                                    President






                   [EXECUTION CONTINUED ON THE FOLLOWING PAGE]

                              [EXECUTION CONTINUED]

                                AGENT:

                                KEYBANK NATIONAL ASSOCIATION,
                                a national banking association, in its capacity as Agent



                                        By: /s/ Tayven R. Hike
                                                Tayven R. Hike
                                                Vice President


                                                  [BANK SEAL]